February 25, 2016

DREYFUS BNY MELLON FUNDS, INC.
Dreyfus Alternative Diversifier Strategies Fund

Supplement to Statutory Prospectus
dated February 27, 2015

The following information supplements and supersedes any contrary information contained in the fund's prospectus:

Effective on or about March 1, 2016 (the Effective Date), the alternative investment strategies and the investment ranges (expressed as a percentage of the fund's investable assets) for allocating the fund's assets among those strategies, and the underlying funds in which the fund may invest, as of the Effective Date, are as follows:

Strategy
Underlying Fund	Range

Long/Short Strategies	0% to 55%
Dreyfus Select Managers Long/Short Fund
Dreyfus Research Long/Short Equity Fund

Absolute Return Hedge Strategies	0% to 40%
Dreyfus Global Real Return Fund
BNY Mellon Absolute Insight Multi-Strategy Fund
Unaffiliated Underlying Fund

Real Estate-Related Strategies	0% to 40%
Dreyfus Global Real Estate Securities Fund

Commodities Strategies	0% to 40%
Unaffiliated Underlying Fund

Global Macro Strategies	0% to 40%
(Dreyfus) Dynamic Total Return Fund

Managed Futures Strategies	0% to 30%
Unaffiliated Underlying Funds

Description of Investment Strategy — Underlying Funds

The following describes the underlying funds in which the fund currently intends to allocate its assets in the absolute return hedge strategies, as of the Effective Date.

The underlying funds in which the portion of the fund's assets allocated to absolute return hedge strategies may be invested currently include Dreyfus Global Real Return Fund, BNY Mellon Absolute Insight Multi-Strategy Fund and an unaffiliated underlying fund.

Dreyfus Global Real Return Fund uses an actively-managed multi-asset strategy to produce absolute or real returns with less volatility than major equity markets over a complete market cycle, typically a period of five years. This underlying fund is not managed to a benchmark index; instead, it seeks to provide returns that are largely independent of market moves. This

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underlying fund allocates its investments among global equities, bonds and cash, and, generally to a lesser extent, other asset classes, including real estate, commodities, currencies and other alternative or non-traditional asset classes and strategies. This underlying fund obtains investment exposure to these asset classes by investing in securities and through derivative instruments. Newton Capital Management Limited, an affiliate of Dreyfus, serves as this underlying fund's subadviser.

BNY Mellon Absolute Insight Multi-Strategy Fund normally allocates its assets across the following “absolute return” investment strategies: Equity Market Neutral Strategy, Absolute Return Equity Strategy, Absolute Return Emerging Market Strategy, Absolute Return Credit Strategy, Absolute Return Dynamic Opportunities Strategy and Currency Strategy. Through exposure to these investment strategies, this underlying fund seeks to generate positive returns on a rolling 12-month basis with less volatility than major equity markets. This underlying fund is designed to complement traditional equity and fixed-income portfolios. This underlying fund is not managed to a benchmark index, but, instead, seeks to provide returns that are largely independent of market moves and not correlated to traditional equity and fixed-income markets. Pareto Investment Management Limited, an affiliate of Dreyfus, serves as this fund’s subadviser.

The unaffiliated underlying fund pursues an absolute return strategy that seeks to provide capital appreciation consistent with the risk-return characteristics of a diversified portfolio of hedge funds. The secondary goal of this underlying fund is to achieve these returns with less volatility than major equity indices. This underlying fund seeks to achieve long and short exposure to global equity, bond, currency and commodity markets through a wide range of derivative instruments and direct investments. This underlying fund may make extensive use of derivative instruments, in particular futures and forward contracts on global equity and fixed-income securities, securities indices (including both broad- and narrow-based securities indices), currencies, commodities and other instruments. This underlying fund also may invest a portion of its assets in a wholly-owned and controlled Cayman Islands subsidiary, which may invest without limitation in commodity-related derivatives.

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